SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-3

On March 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-3 relating to the distribution date of March 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of March 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2002


                                      BOA


                          By: /s/ Brian Morro
                              ------------------------------
                          Name:   Brian Morro
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2002



                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        132,668,243.34    7.000000%    19,271,646.44    773,898.09   20,045,544.52       0.00       0.00
                        A2            257,377.29    7.000000%        22,464.10      1,501.37       23,965.46       0.00       0.00
                        A3         12,809,201.76    7.000000%             0.00          0.00            0.00       0.00       0.00
                        A4         29,467,000.00    7.000000%             0.00    171,890.83      171,890.83       0.00       0.00
                        A5         45,000,000.00    7.000000%             0.00    262,500.00      262,500.00       0.00       0.00
                        APO           133,006.34    0.000000%           148.34          0.00          148.34       0.00       0.00
Residual                AR                  0.00    7.000000%             0.00          0.03            0.03       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,601,611.89    7.000000%         7,622.17     56,009.40       63,631.57       0.00       0.00
                        B2          3,349,653.24    7.000000%         2,659.10     19,539.64       22,198.74       0.00       0.00
                        B3          2,009,593.56    7.000000%         1,595.30     11,722.63       13,317.93       0.00       0.00
                        B4          1,116,881.71    7.000000%           886.63      6,515.14        7,401.77       0.00       0.00
                        B5            893,703.75    7.000000%           709.46      5,213.27        5,922.73       0.00       0.00
                        B6            893,468.48    7.000000%           709.27      5,211.90        5,921.17       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        238,199,741.36     -           19,308,440.80  1,314,002.30   20,622,443.11     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        113,396,596.90              0.00
                                A2            234,913.19              0.00
                                A3         12,883,922.10              0.00
                                A4         29,467,000.00              0.00
                                A5         45,000,000.00              0.00
                                APO           132,858.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,593,989.72              0.00
                                B2          3,346,994.14              0.00
                                B3          2,007,998.26              0.00
                                B4          1,115,995.08              0.00
                                B5            892,994.29              0.00
                                B6            892,759.21              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        218,966,020.90     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    132,668,243.34     7.000000% 06423JAA2    55.848513      2.242728    328.619112
                           A2        257,377.29     7.000000% 06423JAB0    44.483359      2.973005    465.174637
                           A3     12,809,201.76     7.000000% 06423JAC8     0.000000      0.000000  1,072.230534
                           A4     29,467,000.00     7.000000% 06423JAD6     0.000000      5.833333  1,000.000000
                           A5     45,000,000.00     7.000000% 06423JAE4     0.000000      5.833333  1,000.000000
                           APO       133,006.34     0.000000% 06423JAF1     1.096048      0.000000    981.673265
Residual                   AR              0.00     7.000000% 06423JAG9     0.000000      0.259786      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,601,611.89     7.000000% 06423JAH7     0.787414      5.786095    991.114640
                           B2      3,349,653.24     7.000000% 06423JAJ3     0.787414      5.786095    991.114640
                           B3      2,009,593.56     7.000000% 06423JAK0     0.787414      5.786095    991.114640
                           B4      1,116,881.71     7.000000% 06423JAL8     0.787414      5.786095    991.114640
                           B5        893,703.75     7.000000% 06423JAM6     0.787414      5.786095    991.114640
                           B6        893,468.48     7.000000% 06423JAN4     0.787415      5.786098    991.115069
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     238,199,741.36       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-3
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       218,966,020.47   218,966,020.47
Loan count                    552              552
Avg loan rate           7.842730%             7.84
Prepay amount       19,044,607.03    19,044,607.03

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       122,223.31       122,223.31
Sub servicer fees            0.00             0.00
Trustee fees               794.00           794.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.505536%           100.000000%            220,334,828.72
   -----------------------------------------------------------------------------
   Junior            7.494464%             0.000000%             17,850,730.70
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 3,984,580.76
60 to 89 days                           2                   768,290.18
90 or more                              2                   608,609.65
Foreclosure                             2                   873,819.63

Totals:                                16                 6,235,300.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           20,622,443.11         20,622,443.11
Principal remittance amount           19,308,440.80         19,308,440.80
Interest remittance amount             1,314,002.30          1,314,002.30